KEELEY FUNDS, INC.

Supplement dated June 30, 2016 to the

Prospectus dated January 28, 2016

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the prospectus of the Keeley Funds, Inc. (the “Corporation”), on behalf of each of its series (each, a “Fund” and collectively, the “Funds”).

The Corporation has determined, effective September 30, 2016, to eliminate the exchange privilege currently available to shareholders of the Funds, which permits them to exchange some or all of their Fund shares for shares in First American Prime Obligations Fund (the “Prime Obligations Fund”). Any remaining shares in the Prime Obligations Fund held by Fund shareholders will be redeemed at the close of business on September 30, 2016, and those shareholders will receive their proceeds via a check mailed to the address of record.

This determination will not impact Fund shareholders’ ability to exchange shares they hold of a Fund for shares of another Fund within the Corporation. Therefore, effective September 30, 2016, the section “How to Buy, Sell and Exchange Shares—Exchanging Shares” beginning on page 64 of the prospectus is revised to read as follows:

Exchanging Shares

You may exchange some or all of your Fund shares between identically registered accounts of the other Funds. The minimum exchange amount for exchanges between the Funds is $250. For exchange purposes, you may exchange shares of a Fund for shares of another Fund; however, you may only exchange Class A Shares for Class I Shares if you meet the $1 million investment minimum for Class I Shares.

There is a maximum of four exchanges over 12 months. The exchange must be between identically registered accounts. The Funds consider two exchanges between any of the Funds for more than $250,000 within a five business day period to be market timing. The Adviser monitors exchanges in amounts of $250,000 or more within a five business day period and advises the Transfer Agent on any action that should be taken on the account. See “Frequent Purchases and Redemptions of Fund Shares.”

A Fund’s shares will be redeemed at the next determined NAV after your request is received.

You also can move your exchanged shares, plus any other Funds shares purchased with reinvested dividends, back into a Fund with no sales charge (as long as your investment remained continuously in the Funds between withdrawal and reinvestment).

Exchanges can be requested by mail or telephone (unless you refuse telephone transaction privileges on your purchase application). There is a $5 fee for telephone exchanges. The Funds follow procedures to confirm that telephone instructions are genuine. We are not liable for following telephone instructions reasonably believed to be genuine.

An exchange is a taxable event for federal tax purposes. You may realize a capital gain or loss. Be sure to check with your tax adviser before making an exchange.

The Company reserves the right to change or eliminate the exchange privilege. If the Company changes that privilege, you will receive advance notice.

Please Retain This Supplement For Future Reference.

KEELEY FUNDS, INC.

Supplement dated June 30, 2016 to the

Statement of Additional Information dated January 28, 2016

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional Information (“SAI”) of the Keeley Funds, Inc. (the “Corporation”), on behalf of each of its series (each, a “Fund” and collectively, the “Funds”).

•	The Corporation has determined, effective September 30, 2016, to eliminate the exchange privilege currently available to shareholders of the Funds, which permits them to exchange some or all of their Fund shares for shares in First American Prime Obligations Fund (the “Prime Obligations Fund”). Any remaining shares in the Prime Obligations Fund held by Fund shareholders will be redeemed at the close of business on September 30, 2016, and those shareholders will receive their proceeds via a check mailed to the address of record.

This determination will not impact Fund shareholders’ ability to exchange shares they hold of a Fund for shares of another Fund within the Corporation. Therefore, effective September 30, 2016, the section “Exchange Privilege” on page 25 of the SAI is revised to read as follows:

EXCHANGE PRIVILEGE

Investors may exchange some or all of their Fund shares between identically registered accounts of other Funds. The minimum exchange amount between the KEELEY Funds is $250. For exchange purposes, Class A Shares may only be exchanged for Class I Shares if an investor meets the $1 million investment minimum for Class I Shares. An investor is limited to four exchanges in each 12-month period. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms.

The exchange privilege will not be available if the proceeds from a redemption of shares of the Funds are paid directly to the investor or at his or her discretion to any persons other than the Funds. The exchange privilege may be terminated by any Fund at any time.

For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed. Such a redemption also may be taxed under state and local tax laws, which may differ from the Code.

•	John G. Kyle and Walter D. Fitzgerald are no longer directors of the Corporation. Therefore, effective immediately, all references to them are removed from the SAI.

•	In the first paragraph under the heading “Disclosure of Portfolio Holdings,” beginning on page 11 of the SAI, the reference to “K&L Gates LLP” is hereby revised to read: “Stradley Ronon Stevens & Young, LLP”.

Please Retain This Supplement For Future Reference.